TRANSAMERICA PARTNERS VARIABLE FUNDS

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Supplement to the Currently Effective Prospectus, dated May 1, 2012, as amended and to the Statement of Additional Information dated May 1, 2012, as amended

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Transamerica Partners Money Market Portfolio (“Portfolio”)

The Board of Trustees of the underlying master fund, in which all of the assets of the Portfolio is invested, has approved a new Sub-Advisory Agreement with AEGON USA Investment Management, LLC (“AUIM”), an affiliate of Transamerica Asset Management, Inc., the master fund’s investment advisor. Effective on or about March 1, 2013, AUIM began sub-advising the master fund and the following information will supplement and supersede any contrary information contained in the Prospectus and Statement of Additional Information concerning the Portfolio:

Principal Investment Strategies: The Portfolio invests in securities through an underlying master fund having the same investment goals and strategies.

The Portfolio’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), invests the Portfolio’s assets in high quality, U.S. dollar-denominated short-term money market instruments. These instruments include:

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short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers’ acceptances), commercial paper, asset-backed securities and repurchase agreements

•	obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

•	obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

The Portfolio may invest without limit in obligations of U.S. banks. The Portfolio does not maintain a stable net asset value of $1.00 per share.

Bank obligations purchased for the Portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the Portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the Portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion total asset requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations.

The Portfolio will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the Portfolio at least equal in value to the amount of its repurchase obligation. This collateral generally consists of U.S. government securities, but may also consist of non-U.S. government securities including securities that could not be held by the Portfolio without the seller’s repurchase commitment. When the Portfolio enters into a repurchase agreement with collateral that it could not otherwise hold, the Portfolio takes on additional credit and other risks. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the Portfolio.

As a money market fund the Portfolio must follow strict rules as to the credit quality, diversification, liquidity and maturity of its investments. Each security, at the time of purchase by the Portfolio, has been determined by the sub-adviser to present minimal credit risk. Where required by these rules, the Portfolio’s sub-adviser or Board of Trustees will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Principal Risks: An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Many factors affect the Portfolio’s performance. The value of your investment in the Portfolio, as well as the amount of return you receive on your investment may fluctuate from day to day and over time. There is no assurance that the Portfolio will meet its investment objectives. The Portfolio could underperform other short-term debt instruments or money market portfolios, or you could lose money, as a result of risks (in alphabetical order) such as:

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Banking Industry Concentration – The Portfolio may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

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Credit – An issuer or obligor of a security held by the Portfolio or counterparty to a financial contract with the Portfolio may default or its credit may be downgraded, or the value of assets underlying a security may decline.

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Expenses – Your actual costs of investing in the Portfolio may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

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Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

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Interest Rate – The interest rates on short-term obligations held in the Portfolio will vary, rising or falling with short- term interest rates generally. Interest rates in the U.S. have recently been historically low. The Portfolio’s yield will tend to lag behind general changes in interest rates. The ability of the Portfolio’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

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Liquidity – Some securities held by the Portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a loss.

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Manager – The sub-adviser to the Portfolio actively manages the Portfolio’s investments. Consequently, the Portfolio is subject to the risk that the methods and analyses employed by the sub-adviser may not produce the desired results.

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Market – There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The financial crisis that began in 2008 has had a significant adverse effect on the financial markets. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

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Net Asset Value – The Portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default or loss on a portfolio security, may cause the Portfolio’s net asset value to fluctuate.

•	Portfolio Selection – The sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates, may be incorrect.

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Redemption – The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the Portfolio could have an adverse impact on the remaining shareholders in the Portfolio. In addition, the Portfolio may suspend redemptions when permitted by applicable regulations.

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Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the Portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio’s ability to dispose of the underlying securities may be restricted.

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U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

•	Yield – The amount of income received by the Portfolio will go up or down depending on day-to-day variations in short- term interest rates, and when interest rates are very low the

Portfolio’s expenses could absorb all or a significant portion of the Portfolio’s income. If interest rates increase, the Portfolio’s yield may not increase proportionately. For example, Transamerica Asset Management, Inc. (“TAM” or the “Investment Adviser”) or any of its affiliates may voluntarily waive fees or reimburse expenses of the Portfolio in order to avoid a negative yield, and TAM or its affiliates may discontinue any temporary voluntary fee limitation or recoup expenses previously foregone or reimbursed. There is no guarantee that the Portfolio will be able to avoid a negative yield. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on yields.

The following replaces and supersedes the information found in the “Management” section of the Portfolio’s Prospectus with respect to the Portfolio:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	AEGON USA Investment Management, LLC

The following replaces and supersedes the information found in the “More on the Portfolio’s Strategies and Investments” section of the Portfolio’s Prospectus with respect to the Portfolio:

Money Market Portfolio

As a money market fund the Portfolio follows strict rules as to the credit quality, diversification and maturity of its investments. The Portfolio does not maintain a stable net asset value of $1.00 per share. The Portfolio invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the sub-adviser to be of equivalent quality. Investors should note that within the two highest short-term rating categories there may be sub-categories or gradations indicating relative quality. In addition, each security, at the time of purchase by the Portfolio, has been determined by the sub-adviser to present minimal credit risk. The Portfolio invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The Portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less. The Portfolio complies with rules with respect to the Portfolio’s weighted average life. The Portfolio also follows strict rules with respect to the liquidity of its portfolio securities, including daily and weekly liquidity requirements. Where required by these rules, the Portfolio’s sub-adviser or Board of Trustees will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase. Money market instruments in which the Portfolio may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

To the extent that the Portfolio has any uninvested cash, the Portfolio would also be subject to risk with respect to the depository institution holding the cash.

The Portfolio invests in securities through an underlying master fund having the same investment goals and strategies. All references in this prospectus to the Portfolio include the Portfolio’s underlying fund, unless otherwise noted.

The following supplements the similar information found in the “Sub-Adviser(s)” section of the Portfolio’s Prospectus with respect to the Portfolio:

Sub-Adviser	Sub-Adviser Address
AEGON USA Investment Management, LLC	4333 Edgewood Road NE Cedar Rapids, IA 5249

The information found in the “Further Information About Each Sub-adviser” section regarding GE Asset Management Incorporated is hereby deleted and replaced with the following:

AEGON USA Investment Management, LLC, a wholly-owned and indirect subsidiary of AEGON N.V., has been a registered investment adviser since December 2001. As of December 31, 2012, AEGON USA Investment Management, LLC has approximately $116 billion in total assets under management.

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Investors Should Retain this Supplement for Future Reference

March 15, 2013